Fixed Income Presentation July 31, 2006

Forward-Looking Statements & Non-GAAP Measures Safe Harbor Statement This presentation contains statements that may be considered forward looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as management's expectations of future earnings, cash position, sources of funds, coverage ratios, market conditions, customer growth, regulatory action, and the anticipated completion of various facilities under development. These statements speak of the Company's plans, goals, beliefs, or expectations, refer to estimates or use similar terms. Actual results could differ materially, because the realization of those results is subject to many uncertainties, some of which are discussed in more detail in the Company's Annual Report filed on Form 10-K for the fiscal year ended December 31, 2005 and on Form 10-Q for the quarter ended March 31, 2006. All forward looking statements included in this presentation are based upon information presently available, and the Company assumes no obligation to update any forward looking statements. Non-GAAP Measures This presentation also includes non-GAAP measures when describing the Company's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is provided in the Appendix.

Table of Contents 1: Executive Summary 2: Corporate Overview 3: Operations & Generation Strategies 4: Regulatory Update 5: Financial Update

SECTION 1: Executive Summary

Executive Summary The Utilities are proactively managing their growth through increasing investment in generating plant at both Nevada Power and Sierra Pacific Power NPC has substantially eliminated its short energy position with the recent acquisition of Silverhawk and the completion of Lenzie Non-regulated, holding company investments are largely eliminated Operating in one regulatory environment with commissioners, staff and intervenors that have a high degree of experience with regulatory filings, rate cases, the current and prospective energy needs in the state and the state government's position on energy policy matters The integrated resource plans allow for pre-prudency hearings on investments in generation and high voltage transmission There have been no disallowances of energy costs since the 2002 case The PUCN is developing a track record on critical facility designation, to include accompanying incentive return on equity, and allowance for improved cash flow through the allowance of construction work in process in general rates Statutory requirements for the Integrated Resource Plan and amendments offer pre-prudency with respect to investments in generation assets and high voltage transmission The Base Tariff Energy Rate is reset to reflect the forward rate of gas and electricity based upon the company's dispatch model and the region's implied heat rate SPPC's authorized ROE was recently increased from 10.25% to 10.60% Sierra Pacific Resources remains focused on increasing its vertical integration within the state of Nevada Recent history documents a consistent and constructive regulatory relationship

Executive Summary The conversion offer and forward settlement of mandatory convertible securities in 2005 increased shareholders' equity by approximately $500 million Management has placed restoration of the Utilities' credit quality ahead of restoration of the shareholder's dividend The proposed sale of the Company's interest in Tuscarora will redeploy equity into the utilities The PUCN, staff and intervenors are part of the process through annual filing of the Energy Supply Plan and regular workshop updates The load forecast's financial risk associated with commodity prices is completely hedged in advance of the current season The Company does not trade around its financial hedging contracts Multiple refinancings in 2005 and 2006 have significantly reduced interest expense Liquidity has improved through larger ($950 million) credit facilities with longer (2010) final maturities and lower costs of borrowings Refinancing risk and new financing risk has been diminished through debt maturity extensions and timely market financings The improvement in liquidity and capital structure has broadened the number of physical gas suppliers and financial counterparties, improving both payment terms and pricing The investment in generating assets and the improved financial profile have increased the Utilities' bargaining leverage with merchant power producers in the Las Vegas Valley The Company has demonstrated its commitment to an improved capital structure The Company has a proactive and consistent fuel and purchased power hedging program The Company has leveraged its improving operational profile and capital structure

SECTION 2: Corporate Overview

Corporate Structure $1.88 billion in revenues $132.7 million in earnings $5.2 billion in assets Approx. $35.3 million in dividends to SPR Serves Las Vegas / Henderson 774,000 electric customers 4,500 sq. mile service territory Approx. 3,066 MW of generation 5 % annual customer growth (1997-2005) $1.1 billion in revenues $48.2 million in earnings $2.5 billion in assets Approx. $23.9 million in dividends to SPR Serves Northern Nevada 353,000 electric customers 140,000 gas customers 50,000 sq. mile service territory 1,045 MW of generation 514 MW under construction 2.5 % annual customer growth (1997-2005) Approx. $5.1 million in net income and dividends to SPR 50% / 50% JV with TransCanada 229 mile pipeline delivering gas to Reno

SECTION 3: Operations & Generation Strategy

High Growth Service Territory The state of Nevada has experienced an average annual population growth of 3.9% in the last 3 years vs. the national average of 1.1%.

High Growth Markets Fastest growing electric utility in the U.S., demonstrating industry-leading customer growth for 19 years. Nevada Power Faster growth than industry average, driven by new residential, manufacturing and warehousing (does not include gas distribution). Sierra Pacific Power Both NPC and SPPC continue to see high customer growth. Population Customers* CAGR 2.5 % CAGR 4.8% Note: Customers are in thousands.

Diverse Customer Mix in 2005 Notes: For NPC, no commercial customers have left under AB 661, however Las Vegas Water District and Southern Nevada Water Authority went to T&D service under SB 211 in June 2005. - For SPPC, Barrick moved to T&D service in November of 2005 under AB 661. Newmont Mining will remain a retail customer and sell energy to SPPC from their plant. Total MWh Sales: 20,083,133 Total MWh Sales: 9,330,867 Nevada Power Company Customer Mix (MwH Sales) Sierra Pacific Power Customer Mix (MwH Sales) All Other Commercial & Industry, 44.33%

NPC Peak Loads and Resources As seasonal peaks increase, NPC will meet demand spikes with purchased power, including short term tolling agreements. No significant increases in base load generation expected to come online until 2012. NPC's Energy Supply Plan will likely continue to incorporate short-term and seasonal tolling agreements. .. Note: Summer peaks include reserve margins.

SPPC Peak Loads and Resources Beginning in 2008 seasonal peak loads will be largely met by SPPC's generation. SPPC's commitment to renewables will increase the percentage of power purchased from long-term contracts Owned generation will increase significantly over the 2007-2001 period. Note: Summer peaks include reserve margins.

Load Duration Forecast - Nevada Power Company Load Duration Forecast - Nevada Power Company NPC's load duration curve indicates the unique energy demand requirements for Las Vegas' southwestern desert mountain environment. NPC Load Duration Forecast Source: 2006 NPC Integrated Resource Plan.

Projected Hourly Peak Load - Nevada Power Company The Las Vegas Valley energy demands are "needle peaking" in the summer, requiring NPC to either own or toll peaking plants, or to acquire firm transmission capacity. NPC 2007 Hourly Peak Load Source: 2006 NPC Integrated Resource Plan.

# Generation Strategy

Both Utilities are focusing on self-generated power. Nevada Power Company's IRP filing on June 30, 2006 outlines construction plans for generation.

**Completed Construction & Investments** Nevada Power.

- 1,200 MW high efficiency gas-fired combined cycle Chuck Lenzie Generation Station: Block 1 and Block 2 online ahead of the PUCN target date of June 30, 2006. (approximately $416/KW); granted incentive return (3.0% above authorized ROE)
- 560 MW Silverhawk Generation Station acquired in January 2006 (approximately $500/KW)
- 80 MW CT at Harry Allen site

**Approved & Current Construction** Sierra Pacific

- PUCN approval for 514 MW gas-fired, combined cycle plant at Tracy, to be completed by summer of 2008; granted incentive return (1.5% above authorized ROE)

**Filed & Pending Construction** Nevada Power. Sierra Pacific

- 1,500 MW Ely Energy Center
- 600 MW Combustion Turbine Clark Plant

**Announced Retirements** Nevada Power.

- 222 MW Mojave
- 175 MW Clark Stations 1-3

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Generation Strategy Without new generation, Nevada Power Company's open position would likely double by 2015.

Generation Strategy NPC's preferred generation plan will maintain a relatively consistent open position through the year 2015.

Ely Energy Center: Generation & Transmission The Ely Energy Center will replace current coal plant construction projects included in the 2005 Form 10-K Two-750 MW Coal units - Unit One in service by 2011 with Unit Two coming on line by 2014 Costs of the initial power complex/transmission line is expected to be approximately $4 billion Requested CWIP in rate base and 2.0% ROE incentive Single control center Redundancies may allow for lower reserve margins Redundancies should allow for more competitive purchased power agreements 250-mile 500 KV transmission infrastructure will create new energy options Interconnect Nevada Power and Sierra Pacific Power Capacity for renewable energy resources Renewable resources built in eastern Nevada Geothermal from north to south Potentially move solar from south to north Ely Energy Center will increase fuel diversity through coal fuel generation, reducing reliance on natural gas and oil.

Fuel Mix Comparison - NPC & SPPC Ely Energy Center will increase both Utilities' combined fuel diversification, diminishing reliance on gas and purchased power.

SPR Remains Vigilant on Process Improvements Consolidated functional activities Integrated systems Coordinated decision making and execution across utilities Capitalized on benefits of our merger In first quarter 2005 Sierra Pacific Resources announced SPR 2005 and Beyond.

Improved terms with our fuel suppliers Better management of short-term investments and accounts payable Improved crew scheduling Increased efficiencies in our planning and design process Implementation and integration of enhanced risk management systems SPR Remains Vigilant on Process Improvements In 2006 our improved financial strength has allowed us to invest in and focus on process improvements that will increase our margins and reduce our risk profile, including:

SPR Remains Vigilant on Process Improvements Developing and increasing our technical talent Further integrating our systems Leveraging technology to reduce operating and maintenance expenses With the approval of the Integrated Resource Plans and the rapid growth of the Utilities, we will address more opportunities, including:

SECTION 4: Regulatory Update

Regulatory Environment Continues to Improve SPR and the PUCN demonstrate harmonized efforts to manage the region's energy costs. Gradual Rate Adjustments vs. Rate Freezes Prudent, systematic and graduated increases have prevented extreme shocks Rates adapt more quickly to market changes Regulatory lag is diminished with frequent adjustments DEAA, BTGR and BTER are regularly adjusted 2002 2003 2004 2005 NPC - Electric 0.0896 0.086 0.0895 0.09 SPPC - Electric 0.0871 0.0884 0.0919 0.1 NPC SPPC Note: Data source from 2004 and 2005 Forms 10-K. Continued Support of Long-Term Capital Projects Construction Work in Progress (CWIP) recovery is allowed in rate base for certain cases (e.g., Tracy) "Critical facilities" status can increase the Companies' earnings on equity by up to 5%, by project 3% ROE incentive adder assigned to Lenzie; 1.5% ROE adder for Tracy

Regulatory Environment Continues to Improve Hybrid Test Year In May 2006 the PUCN proposed use of the "hybrid" test year method Utilities will be allowed to submit updates of expected future costs and historical test period data for general rate cases Subject to state legislative review and approval (2007) Strong Management Commitment Gas rate cases to be filed every 3 years Focus is on a single jurisdiction Michael Yackira, EVP and CFO, frequently testifies on behalf the Companies' operational and financial strategies BTGR: Base Tariff General Rate DEAA: Dfd Energy Acct Adj. BTER: Base Tariff Energy Rate UEC: Universal Electric Charge Current Residential Rates ($/KWh) Single jurisdiction allows for a focused and dedicated regulatory relationship.

Regulatory Update - Nevada Power Company Deferred Energy Filing New BTER stipulated and approved by the PUCN (annual increase $120.1 million) New rates went into effect May 1, 2006 Full recovery of $171.4 million in Fuel & Purchased Power expenses $20 million regulatory credit used to offset deferred energy balance Recovery of costs over an asymmetrical 2-year period New rates effective August 1, 2006 Integrated Resource Plan Filing June 30, 2006 General Rate Case 2006 Filing New rates effective mid-2007 Current authorized ROE is 10.25% (2003 Filing) Frequent filings with the commission increase transparency and regulatory communication.

Regulatory Update - Sierra Pacific Power Company Deferred Energy Filing New BTER stipulated and approved by PUCN (annual increase $31 million) New rates for BTER effective May 1, 2006 Proposed $24.5 million in gas BTER New rates effective December 1, 2006 Stipulated and approved by PUCN full recovery $46.7 million of Fuel & Purchased Power recovery over an asymmetrical 2-year period New rates for DEAA effective July 1, 2006 General Rate Case 2005 - New rates effective as of May 2006 New authorized ROE is 10.60% Electric revenues were readjusted to reflect lower projected costs Received $4.4 million increase in gas revenue First Natural Gas General Rate Case since 1992 PUCN continues to approve full recovery of stipulated rates.

SECTION 5: Financial Update

2005 Financial Performance Full Year 2005 after tax consolidated earnings applicable to common stock of $82.2 million compared to $28.6 million in 2004 $132.7 million in net income at NPC compared to income of $104.3 million in 2004 $48.2 million in earnings applicable to common stock at SPPC compared to $14.7 million in 2004 2005 (after tax) Early Conversion costs and fees - $35.1 million Legal Fees - $7.4 million 2004 (after tax) Goodwill impairment - $7.6 million Disallowed merger costs - $ 3.8 million Tender/interest costs - $15.4 million Pinon Pine disallowance - $ 30.6 million The Company continues to see improving operating results.

Gross Margin Year End Gross Margin increased YOY 6.4% at NPC and 7.7% at SPPC between 2004 and 2005 Strong continued customer growth Increases in general rates Gross margin, a non-GAAP financial metric, is used to measure income available to support other operating expenses of the business It helps to determine the profitability of the utility business, excluding fuel and purchased power. (Dollars in thousands)

2006 Year to Date Financial Performance The Companies continue to see operating improvements driven by strong customer growth, decreased interest charges and increases in Other Income due to the commercial operation of the Chuck Lenzie Generation Station. Improving Operating Results Six months ended June 30, 2006 consolidated earnings applicable to common stock of $30.4 million, or $.14/share, compared to a loss of $435,000 in 2005 $25.2 million at NPC compared to net income of $12.9 million in 2005 $21.3 million in earnings applicable to common stock at SPPC compared to net income of $15.1 million in 2005 Strong continued customer growth and warmer weather contributed to the improved results

Total Capitalization (1) For purposes of this presentation total capitalization includes current maturities of long-term debt.

Financial and Credit Profile Net Income: $138 million FFO: $288 million Adjusted FFO: $184 million Debt: $2,552 million Debt/Cap: 59.44% FFO/Interest Coverage: 2.82x Debt/FFO: 8.85x Net Income: $53 million FFO: $105 million Adjusted FFO: $95 million Debt: $1,106 million Debt/Cap: 58.59% FFO/Interest Coverage: 2.48x Debt/FFO: 10.53x Note: Figures are LTM as of March 31,2006. Reconciliation for LTM and non-GAAP figures can be found in the Appendix. Net Income: $97 million FFO: $303 million Adjusted FFO: $189 million Debt: $4,319 million Debt/Cap: 67.17% FFO/Interest Coverage: 2.00x Debt/FFO: 14.25x Rating: Ba1/BB/BB+ (Secured) Rating: B1/B-/B+ (Unsecured) Rating: Ba1/BB/BB+ (Secured)

Improving Credit Metrics - Sierra Pacific Resources SPR: FFO and Adjusted FFO The Company uses non-GAAP measures of cash flow to analyze its credit metrics. Notes: - Adjusted FFO includes adjustments for deferred energy costs. - Reconciliation of non-GAAP metrics can be found in the Appendix.

Improving Credit Metrics - Nevada Power Company NPC: FFO and Adjusted FFO The Company uses non-GAAP measures of cash flow to analyze its credit metrics. The Company uses non-GAAP measures of cash flow to analyze its credit metrics. Notes: - Adjusted FFO includes adjustments for deferred energy costs. - Reconciliation of non-GAAP metrics can be found in the Appendix.

Improving Credit Metrics - Sierra Pacific Power SPPC: FFO and Adjusted FFO The Company uses non-GAAP measures of cash flow to analyze its credit metrics. Notes: - Adjusted FFO includes adjustments for deferred energy costs. - Reconciliation of non-GAAP metrics can be found in the Appendix.

Improving Financial Flexibility Decreased Refinancing Risks No sizable maturities until 2008: $320mm at SPPC Improved Liquidity Credit Facility of $600mm at NPC and $350mm at SPPC Maturity in 2010 Current cost LIBOR + .875% Reduced Interest Expense Annualized cash interest savings due to recent refinancings, debt redemption and conversion offer NPC Redemption Notices On July 24, 2006, NPC provided notices of redemption to holders of the Company's Clark County and Coconino County tax- exempt bonds (shown in the table provided) Increased available G&R bond capacity Recent refinancings have strengthened the balance sheet through lower debt levels and interest costs. In addition to significant improvements in operating cash flows and net income, SPR has diminished refinancing risk, improved its liquidity and reduced ongoing interest expense. Consolidated Debt Maturity Profile (in millions) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Sierra Pacific Resource 99 335 Nevada Power Company 364 130 228 250 210 Sierra Pacific Power Company 50 320 101 40 45 300 Revolving Credit Facility 950 Maturity of Credit Facilities

2006 Financing Activities Recent offerings at NPC and SPPC have refinanced high coupon debt and replaced First Mortgage Bonds with General & Refunding Mortgage Bonds.

Conclusion Addressing the challenges and benefits of a high growth rate area Improving financial and operating performance as well as financial flexibility Refinancing debt at significantly lower interest expense Greatly improving liquidity Growing generation portfolio Improves earnings, cash flow and credit metrics Reduce price volatility and market risk exposure for customers and company History of improving relationships with regulators, customers and community The company continues to demonstrate high growth, improved performance, stronger credit and reduced risk.

Appendix

Non-GAAP Reconciliation - SPR Non-GAAP Reconciliation - SPR

Non-GAAP Reconciliation - NPC Non-GAAP Reconciliation - NPC

Non-GAAP Reconciliation - SPPC Non-GAAP Reconciliation - SPPC

Non-GAAP Reconciliation - SPR Non-GAAP Reconciliation - SPR

Non-GAAP Reconciliation - NPC & SPPC Non-GAAP Reconciliation - NPC & SPPC